Exhibit 99.48

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-E

KEY PERFORMANCE FACTORS
September 30, 2000



Expected B Maturity 05/17/2010


Blended Coupon 7.9030%


Excess Protection Level
3 Month Average   5.55%
September, 2000   5.51%
August, 2000   5.35%
July, 2000   5.78%


Cash Yield19.26%


Investor Charge Offs 4.49%


Base Rate 9.25%


Over 30 Day Delinquency 4.99%


Seller's Interest 8.50%


Total Payment Rate13.85%


Total Principal Balance$54,293,652,263.17


 Investor Participation Amount$590,000,000.00


Seller Participation Amount$4,612,451,744.68